(JOHN HANCOCK(R) LOGO)              JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK ANNUITIES                  P.O. Box 9505, Portsmouth, NH 03802-9505
                  Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                               800-344-1029  www.jhannuities.com
                                               Home office: Bloomfield Hills, MI

                               Venture(R) 4 Series

                 VARIABLE ANNUITY APPLICATION (Revised on 1/11)

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

1    ACCOUNT REGISTRATION AND FUNDING (complete A or B)

     A. NONQUALIFIED (minimum $10,000)
        REGISTRATION: [ ] Individual   [ ] Trust   [ ] Corporation   [ ] Other _____________________________

     B. QUALIFIED (minimum $10,000)
        REGISTRATION: [X] Traditional IRA (Tax year 2011)           [ ] Roth IRA (Tax year _________) [ ] SEP IRA [ ] SIMPLE IRA
                      [ ] Inherited/Beneficiary IRA (Optional death [ ] Individual 401(k) [ ] Other benefits and living benefit riders
                          not permitted.)

        FUNDING:      DIRECT PAYMENT $100,00              [ ] Check (Payable to John Hancock Life Insurance Company (U.S.A.))
                      (Payment must accompany
                      application if selected)
                                                          [ ] Wire (Please see sales kit or jhannuities.com for wire instructions)
                      TRANSFER/EXCHANGE* $______________  [ ]  Direct Transfer [ ] Rollover [ ] 1035 [ ] Mutual Fund
                      *Original transfer/exchange paperwork must accompany application. See forms booklet.

2    OWNER (oldest)

     John X. Doe                                         [X] Male [ ] Female [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)
     03/13/1956                  111-XX-1111                                 JXD@home.com
     Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number   EMAIL
     1 Main St.                                                   Anytown, MA 02210
     Mailing Address                                              City, State, Zip
     __________________________________________________________   123
     Residential Address (Required if different from mailing or   Client Brokerage Account Number
     address is PO Box)

     CO-OWNER
     _________________________________________________________________   [ ] Male [ ] Female
     Name (First, Middle, Last or Name of Trust/Entity)
     __________________________  _________________________________________   ____________________________________
     Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number   EMAIL
     _____________________________________________________________________   ____________________________________
     Mailing Address                                                         City, State, Zip
     _____________________________________________________________________
     Residential Address (Required if different from mailing or address is
     PO Box)

3    ANNUITANT (if different from owner)
     _________________________________________________________________   [ ] Male [ ] Female
     Name (First, Middle, Last or Name of Trust/Entity)
     __________________________  _________________________________________   ____________________________________
     Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number   EMAIL
     _____________________________________________________________________   ____________________________________
     Mailing Address                                                         City, State, Zip
     _____________________________________________________________________
     Residential Address (Required if different from mailing or address is
     PO Box)

     CO-ANNUITANT (if different from co-owner)
     _________________________________________________________________   [ ] Male [ ] Female
     Name (First, Middle, Last or Name of Trust/Entity)
     __________________________  _________________________________________   ____________________________________
     Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number   EMAIL
     _____________________________________________________________________   ____________________________________
     Mailing Address                                                         City, State, Zip
     _____________________________________________________________________
     Residential Address (Required if different from mailing or address is
     PO Box)


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                            Venture(R) 4 Application

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4    BENEFICIARIES

     If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary. Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the owner. If you wish to restrict the death payment options for any of the beneficiaries listed below, please complete the Restricted Beneficiary Payout form located in our forms booklet or on www.jhannuities.com.

     THE PRIMARY BENEFICIARIES AND CONTINGENT BENEFICIARIES MUST EACH EQUAL 100% OF PROCEEDS.
     PLEASE USE WHOLE PERCENTAGES ONLY.

                                                   DATE             MALE                         STATE
                 SOCIAL SECURITY/     % OF       OF BIRTH         FEMALE OR      RELATIONSHIP    (where     BENEFICIARY
     NAME          TAX ID NUMBER    PROCEEDS   (mm/dd/yyyy)     TRUST/ENTITY       TO OWNER     living)        ROLE
     ----        ----------------   --------   ------------   ----------------   ------------   -------   --------------
1    First Jane     222-XX-2222       100%      11/10/1957    [ ] Male              Spouse         MA     [X] Primary
                                                              [X] Female                                  [ ] Contingent
     Last  Doe                                                [ ] Trust/Entity
2    First                                                    [ ] Male                                    [ ] Primary
                                                              [ ] Female                                  [ ] Contingent
     Last                                                     [ ] Trust/Entity
3    First                                                    [ ] Male                                    [ ] Primary
                                                              [ ] Female                                  [ ] Contingent
     Last                                                     [ ] Trust/Entity
4    First                                                    [ ] Male                                    [ ] Primary
                                                              [ ] Female                                  [ ] Contingent
     Last                                                     [ ] Trust/Entity
5    First                                                    [ ] Male                                    [ ] Primary
                                                              [ ] Female                                  [ ] Contingent
     Last                                                     [ ] Trust/Entity
6    First                                                    [ ] Male                                    [ ] Primary
                                                              [ ] Female                                  [ ] Contingent
     Last                                                     [ ] Trust/Entity

NOTE: TO NAME ADDITIONAL BENEFICIARIES, PLEASE USE THE SPACE IN SPECIAL INSTRUCTIONS (SECTION
8).

5    OPTIONAL RIDERS AND BENEFITS

     OPTIONAL BENEFIT RIDERS CANNOT BE CANCELLED ONCE ELECTED. CERTAIN RESTRICTIONS APPLY; SEE
     PROSPECTUS FOR DETAILS.

     LIVING BENEFIT RIDERS

     PLEASE CHOOSE ONLY ONE RIDER:

     [ ]  INCOME PLUS FOR LIFE

     [X]  INCOME PLUS FOR LIFE-JOINT LIFE*

     DEATH BENEFIT RIDER

     [X]  ANNUAL STEP-UP DEATH BENEFIT

*    For nonqualified registrations (Section 1A), the spouse must be either the co-owner
     (Section 2) or sole primary beneficiary (Section 4). For qualified registrations (Section
     1B), the spouse must be the sole primary beneficiary (Section 4).


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                            Venture(R) 4 Application

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6    A.   INITIAL INVESTMENT OPTIONS

        INVESTMENT OPTIONS IF                    INVESTMENT OPTIONS IF
     NO LIVING BENEFIT IS ELECTED              LIVING BENEFIT IS ELECTED
     ----------------------------            ------------------------------
       Lifestyle Balanced(1,2)         100%    Lifestyle Balanced PS(1,2)
     Lifestyle Conservative(1,2)    ______%  Lifestyle Conservative PS(1,2)
        Lifestyle Growth(1,2)       ______%     Lifestyle Growth PS(1,2)
       Lifestyle Moderate(1,2)      ______%    Lifestyle Moderate PS(1,2)
       Ultra Short Term Bond(2)     ______%    Ultra Short Term Bond PS(2)

             100% TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)

(1)  John Hancock Asset Management

(2)  John Hancock Asset Management (North America)

      [______% 6 Month DCA Fund                  ______% 12 Month DCA Fund]


     B.   DOLLAR COST AVERAGING INSTRUCTIONS

          Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more of the portfolios listed below. Automatic transfers run until the Source Fund has been depleted.

     START DATE [ ] IMMEDIATE   OR   [ ] 30 DAYS FROM ISSUE   OR   ______*  DAY OF MONTH (1-28)
                                         (DEFAULT IF NONE SELECTED)

               If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.
              *If funds are received after the requested start date, transfers will begin on the requested day of the following month.

     SOURCE FUND      [[ ] 6 MONTH DCA FUND  OR   12 MONTH DCA FUND   OR]
     (Selected in 6A) [ ] VARIABLE PORTFOLIO __________________________________________________

     MONTHLY TRANSFER AMOUNT $__________________

     DESTINATION FUND(S) AND % TO ALLOCATE

     ____% _______________________________   ____% _______________________________
     ____% _______________________________   ____% _______________________________
     ____% _______________________________   ____% _______________________________
     ____% _______________________________   ____% _______________________________
     ____% _______________________________   ____% _______________________________
     ____% _______________________________   ____% _______________________________

                           100 % TOTAL DCA OPTIONS (MUST EQUAL 100%)


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                                    Venture(R) 4 Application

7    ADDITIONAL STATE DISCLOSURES

     Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

     NOTICE: State insurance laws may prohibit the owner of an annuity from entering into any agreement to sell, transfer or assign an annuity contract prior to the date the contract was issued, or within a period of time specified by state law after the date the contract was issued. You should consult with legal advisors if you have any questions about these matters.

8    ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the contract I/we have applied for shall not take effect until the later of: (1) the issuance of the contract or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

     (a) [ ] YES [X] NO       Is the annuitant or owner an active member of the U.S. Armed Forces?

                              If you answered "Yes", please complete and attach a "Military Personnel
                              Financial Services Disclosure" form (available on www.jhannuities.com).
                              This product is not specifically designed for or marketed to active duty military personnel. Applications not complying with our military sales procedures will not be accepted.

     (b) [ ] YES [X] NO       Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

     (c) [ ] YES [X] NO       Will this contract replace or change any existing life insurance or annuity in this or any other company?

                              If you answered "YES" to either questions b or c, please complete below and attach a state replacement form (if applicable). Please see reference guide in the forms booklet.

                              ISSUING COMPANY: [ ] ANNUITY [ ] LIFE INSURANCE

                              _________________________________________   _______________________________
                              Name of Issuing Company                     Contract Number

     SPECIAL INSTRUCTIONS:

     Please use this space to name additional beneficiaries or to provide any additional instructions.

     _______________________________________________________________________________________________________

     _______________________________________________________________________________________________________

     _______________________________________________________________________________________________________

     _______________________________________________________________________________________________________

     _______________________________________________________________________________________________________

     _______________________________________________________________________________________________________

     _______________________________________________________________________________________________________

     _______________________________________________________________________________________________________

     _______________________________________________________________________________________________________


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                                    Venture(R) 4 Application

8    ACKNOWLEDGMENTS/SIGNATURES (CONTINUED)

     -    I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS UNDER ONE OF THE FOLLOWING
          FORMATS:

          A.   On compact disc (the "CD Prospectus"). I/We acknowledge that:

                    (i)  I/we have access to a personal computer or similar device;

                    (ii) I/we have the ability to read the CD Prospectus using that technology;
                         and

                    (iii) I/we understand that there may be costs associated with using and maintaining that technology and I/we am/are willing to incur any such costs.

               I/We understand that a copy of the CD Prospectus may be retained indefinitely by printing it or saving a copy to a computer or similar device. I/we understand that this acknowledgement relates to my/our receipt of the CD Prospectus and that a printed paper copy of the Prospectus for this variable annuity will be sent to me/us with my/our Contract. I/we understand that Prospectus supplements, other amended/updated Prospectuses and other documents related to this variable annuity will be sent to me/us in printed paper format in the future, including the Prospectus that will be delivered with my/our Contract, unless I/we otherwise elect to receive such documents in electronic format. I/We understand that we also may request a current Prospectus for this variable annuity in printed paper format at any time, without charge, by calling 800-344-1029.

          B.   In printed paper format.

     -    I/We confirm a review of my/our investment objectives, tax, liquidity, and financial statuses was offered to me/us.

     -    I/We have read the applicable fraud statement contained in the State Disclosures
          Section.

     -    To the best of my knowledge and belief, the statements in this application are true and complete.

     -    I/We am/are either a citizen or resident alien of the United States of America.

     -    I/We understand that unless that unless I/we elect otherwise, the maturity date will be the later of the first of the month following the Annuitant's 95th Birthday, or 10 years from the contract date (IRAs and certain qualified retirement plans may require distributions to begin by age 70 1/2). Alternate maturity date________________.

     -    I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT
          APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT
          OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

SIGN    OWNER:                       ________________________________________ _________________________ ___________
HERE                                 Signature                                City, State (signed in)   Date





SIGN    CO-OWNER:                    ________________________________________ _________________________ ___________
HERE                                 Signature                                City, State (signed in)   Date




SIGN    ANNUITANT:                   ________________________________________ _________________________ ___________
HERE    (If different from owner)    Signature                                City, State (signed in)   Date




SIGN    CO-ANNUITANT:                ________________________________________ _________________________ ___________
HERE    (If different from co-owner) Signature                                City, State (signed in)   Date

9    FINANCIAL ADVISOR INFORMATION

     A.   CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE
          APPLICANT AND I HAVE DETERMINED THAT THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE
          INVESTMENT FOR THE APPLICANT.

          [ ] YES [X] NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

          [ ] YES [X] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

     B.   OPTION  [ ] A [ ] B1 [ ] B2 [ ] C (If left blank, option will default to your firm's Selling Agreement.)

     C.   FINANCIAL ADVISOR (PRIMARY)

     100%         Fred Q. Agent   617-XXX-0000       7891
     Percentage   Printed Name    Telephone Number   State License ID
     ABC Financial Advisor   4321                       fqagent@ABCFin.com
     Broker/Dealer Firm      Broker/Dealer Rep Number   Email Address

SIGN
HERE ________________________________________________
     Signature

     D.   FINANCIAL ADVISOR (SECONDARY)

     _________%   _________________________________   __________________   _____________________
     Percentage   Printed Name                        Telephone Number     State License ID
     ____________________________________   __________________________   _______________________
     Broker/Dealer Firm                     Broker/Dealer Rep Number     Email Address

SIGN
HERE ________________________________________________
     Signature


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